                                                                       OTHER (A)

                                POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that James C. Harris constitutes and appoints John Y. Keffer, David I. Goldstein, Thomas G. Sheehan, Anthony C.J. Nuland and Robert M. Nelson and each of them, as true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities to sign the Registration Statement on Form N-1A and any or all amendments thereto of Norwest Funds, and to file the same, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



                                         /s/ James C. Harris
                                           James C. Harris


Dated:  December 8, 1993

                                                                       OTHER(B)

                                POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that Richard M. Leach constitutes and appoints John Y. Keffer, David I. Goldstein, Thomas G. Sheehan, Anthony C.J. Nuland and Robert M. Nelson and each of them, as true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities to sign the Registration Statement on Form N-1A and any or all amendments thereto of Norwest Funds, and to file the same, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



                                        /s/ Richard M. Leach
                                          Richard M. Leach


Dated:  December 8, 1993

                                                                       OTHER(C)

                                POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that Robert C. Brown constitutes and appoints John Y. Keffer, David I. Goldstein, Thomas G. Sheehan, Anthony C.J. Nuland and Robert M. Nelson and each of them, as true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities to sign the Registration Statement on Form N-1A and any or all amendments thereto of Norwest Funds, and to file the same, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



                                         /s/ Robert C. Brown
                                           Robert C. Brown


Dated:  December 8, 1993

                                                                       OTHER(D)

                                POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that Donald H. Burkhardt constitutes and appoints John Y. Keffer, David I. Goldstein, Thomas G. Sheehan, Anthony C.J. Nuland and Robert M. Nelson and each of them, as true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities to sign the Registration Statement on Form N-1A and any or all amendments thereto of Norwest Funds, and to file the same, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



                                       /s/ Donald H. Burkhardt
                                         Donald H. Burkhardt


Dated:  December 8, 1993

                                                                       OTHER(E)

                                POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that John Y. Keffer constitutes and appoints David I. Goldstein, Thomas G. Sheehan, Anthony C.J. Nuland and Robert
M. Nelson and each of them, as true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities to sign the Registration Statement on Form N-1A and any or all amendments thereto of Norwest Funds, and to file the same, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof; the execution of this power of attorney shall revoke any and all previous powers of attorney with respect to the same matters.



                                         /s/ John Y. Keffer
                                           John Y. Keffer


Dated:  December 8, 1993

                                                                       OTHER(F)

                                POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that Donald C. Willeke constitutes and appoints David I. Goldstein, Thomas G. Sheehan, John Y. Keffer and Anthony C.J. Nuland and each of them, as true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities to sign the Registration Statement on Form N-1A and any or all amendments thereto of Norwest Advantage Funds, and to file the same, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof; the execution of this power of attorney shall revoke any and all previous powers of attorney with respect to the same matters.



                                        /s/ Donald C. Willeke
                                          Donald C. Willeke


Dated:  October 16, 1995

                                                                       OTHER(G)

                                POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that Timothy J. Penny constitutes and appoints David I. Goldstein, Thomas G. Sheehan, John Y. Keffer and Anthony C.J. Nuland and each of them, as true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities to sign the Registration Statement on Form N-1A and any or all amendments thereto of Norwest Advantage Funds, and to file the same, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof; the execution of this power of attorney shall revoke any and all previous powers of attorney with respect to the same matters.



                                        /s/ Timothy J. Penny
                                          Timothy J. Penny


Dated:  October 23, 1995